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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       March 27, 1997
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                             Prestige Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


    Pennsylvania                    33-32692                 25-1785128
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


710 Old Clairton Road,               Pleasant Hills, PA             15236
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code     (412) 655-1190
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Reasons for Report:


        Prestige Bancorp, Inc. announces the construction and remodeling of the corporate headquarters of the Company and the Savings Bank. Total estimated cost of the 4,000 square feet expansion is $600,000.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Date            March 27, 1997
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                                       Registrant      Prestige Bancorp, Inc.
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                                       Signature       R. S. Zyla
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                                       Title           President
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